Exhibit 99.1

Land Registry

Transfer of whole of registered title(s)	TR1

If you need more room than is provided for in a panel, and your software allows, you can expand any panel in the form. Alternatively use continuation sheet CS and attach it to this form.

Leave blank if not yet registered.	1	Title number(s) of the property: WM877011

Insert address including postcode (if any) or other description of the property, for example ‘land adjoining 2 Acacia Avenue’.	2	Property: The leasehold land and buildings at the Arena, Phoenix Way, Foleshill, Coventry registered under the title number referred to a panel 1 above.

	3	Date: 23rd April 2009

Give full name(s). Complete as appropriate where the transferor is a company.	4	Transferor: The Isle Casinos Limited For UK incorporated companies/LLPs
		Registered number of company or limited liability partnership including any prefix: 04584366 For overseas companies
		(a) Territory of incorporation: (b) Registered number in England and Wales including any prefix:

Give full name(s).	5	Transferee for entry in the register: Arena Coventry (2006) Limited

Complete as appropriate where the transferee is a company. Also, for an overseas company, unless an arrangement with Land Registry exists, lodge either a certificate in Form 7 in Schedule 3 to the Land Registration Rules 2003 or a certified copy of the constitution in English or Welsh, or other evidence permitted by rule 183 of the Land Registration Rules 2003.

		For UK incorporated companies/LLPs Registered number of company or limited liability partnership including any prefix: 05675263 For overseas companies
		(a) Territory of incorporation: (b) Registered number in England and Wales including any prefix:

Each transferee may give up to three addresses for service, one of which must be a postal address whether or not in the UK (including the postcode, if any). The others can be any combination of a postal address, a UK DX box number or an electronic address.	6	Transferee’s intended address(es) for service for entry in the register: 71 Phoenix Way, Ricoh Arena, Coventry CV6 6GE

	7	The transferor transfers the property to the transferee

Transfer - Assignment (Final Form - 22 04 09) (3)	© Crown copyright (ref. LR/SC.3)	Laserform International 11/08

Place ‘X’ in the appropriate box. State the currency unit if other than sterling. If none of the boxes apply, insert an appropriate memorandum in panel 11.	8	Consideration ☐ The transferor has received from the transferee for the property the following sum (in words and figures): ☐ The transfer is not for money or anything that has a monetary value
		☒ Insert other receipt as appropriate:

The Transferee has received from the Transferor for accepting the transfer of the Property the sum of Six Million Seven Hundred and Thirty Thousand Five Hundred and Forty Three Pounds Sterling (£6,730,543) exclusive of VAT (as defined in clause 11.5.1 in panel 11 below).

Place ‘X’ in any box that applies. Add any modifications.	9	The transferor transfers with ☒ full title guarantee ☐ limited title guarantee

Where the transferee is more than one person, place ‘X’ in the appropriate box.	10	Declaration of trust. The transferee is more than one person and

Complete as necessary.

☐    they are to hold the property on trust for themselves as joint tenants

☐    they are to hold the property on trust for themselves as tenants in common in equal shares

☐    they are to hold the property on trust:

Insert here any required or permitted statement, certificate or application and any agreed covenants, declarations and so on.	11

Additional provisions

11.1 Interpretation

In this Transfer:

“Guarantor” means Isle of Capri Casinos, Inc. (a company incorporated in Delaware with its principal office at 600 Emerson Road, Suite 300, St Louis, Missouri, Mississippi 63141 United States of America).

“Lease” means a Lease dated 17 February 2007 made between Arena Coventry Limited (1), the Transferor (previously known as Isle of Capri Casinos Limited) (2) and the Guarantor (3).

“Leasehold Documents” means:

(a)  the Lease; and

(b)  all deeds and documents supplementary or collateral to the Lease (other than this Transfer)

“Term” has the meaning given to it under the Lease.

“Transfer” means this transfer.

11.2 Transfer of Property, assignment of whole of Lease and Transferee’s indemnity

11.2.1 The Transferor transfers the Property by way of assignment to the Transferee for the unexpired residue of the Term subject to the Transferee and the Transferee’s successors in title paying the rent reserved by and observing and performing the tenant’s covenants and conditions contained in the Leasehold Documents until the end of the contractual term (or until such time if earlier as the Transferee or its successors in title (as the case may be) is released from the same by virtue of the Landlord and Tenant (Covenants) Act 1995) and indemnifying the Transferor in respect of any breach, non-observance or non-performance thereof.

11.2.2 The Property is sold subject to but with the benefit of the matters referred to in: (a) the Property and Charges Registers of the registered title of the Property (except legal or financial charges (if any)); (b) the Leasehold Documents; (c) any matters discoverable by inspection of the Property before the date of this Deed; (d) any matters which the Transferor does not and could not reasonably know about; (e) any matters disclosed or which would have been disclosed by the searches and enquiries which a prudent assignee would have made before entering into this Deed; and (f) any notice, order or proposal given or made (whether before or after the date of this Deed) by a body acting on statutory authority but otherwise free from all encumbrances.

11.3 Release of Transferor and Transferee and Guarantor and Transferee indemnity

11.3.1 The Transferee releases the Transferor and the Guarantor from all liability, claims and demands in respect of all the covenants and conditions contained in or otherwise arising under the Leasehold Documents.

11.3.2 The Transferee covenants with the Transferor to indemnify the Transferor against all actions, proceedings, costs, claims, expenses and demands whatsoever in respect of any breach, non-observance or non-performance by the Transferee after the date of this Transfer of all or any covenants restrictions and stipulations in the registers of the registered title of the Property or in the Leasehold Documents.

11.4 Transferor’s TUPE indemnity

11.4.1 For the purposes of this clause:

“Transfer Regulations” means the Transfer of Undertakings (Protection of Employment) Regulations 2006 as amended, re-enacted or consolidated from time to time.

11.4.2 The Transferor and the Transferee do not consider that the Transfer Regulations apply and therefore do not intend that the Transferee will incur any liability as a result of this Transfer in relation to any persons employed by the Transferor prior to the date of this Transfer and the Transferor will indemnify the Transferee against any costs, claims, demands or expenses (including any legal and other professional expenses), losses, damages, compensation and other liabilities incurred by the Transferee in relation to any such employees.

11.5 Value Added Tax

11.5.1 For the purposes of this clause:

“VAT” means value added tax as provided for in the VATA and regulations made under the VATA.

“VATA” means the Value Added Tax Act 1994.

11.5.2 Unless otherwise stated, all consideration to be provided or performed under this Transfer is exclusive of VAT and, where a supply is made for VAT purposes, the recipient of the supply is to pay to the supplier any VAT chargeable on the supply at the same time as (and in addition to) providing or performing the consideration.

11.6 Counterparts

This Transfer may be executed in counterpart which, taken together, constitute one and the same Transfer.

11.7 Governing law

This Transfer shall be governed by English law and the parties irrevocably submit to the exclusive jurisdiction of the English Courts.

The transferor must execute this transfer as a deed using the space opposite. If there is more than one transferor, all must execute. Forms of execution are given in Schedule 9 to the Land Registration Rules 2003. If the transfer contains transferee’s covenants or declarations or contains an application by the transferee (such as for a restriction), it must also be executed by the transferee.	12	Execution Signed as a deed by ARENA COVENTRY (2006) LIMITED acting by one director in the presence of:-
		Signature	Director

		Signed as a deed by THE ISLE CASINOS LIMITED acting by a director in the presence of:-

		/s/ Andrew Phelps
		Andrew Phelps 30 Old Burlington Street London, W1S 3NL

		Signature

		/s/ John Brackenberry	Director

WARNING

If you dishonestly enter information or make a statement that you know is, or might be, untrue or misleading, and intend by doing so to make a gain for yourself or another person, or to cause loss or the risk of loss to another person, you may commit the offence of fraud under section 1 of the Fraud Act 2006, the maximum penalty for which is 10 years’ imprisonment or an unlimited fine, or both.

Failure to complete this form with proper care may result in a loss of protection under the Land Registration Act 2002 if, as a result, a mistake is made in the register.

Under section 66 of the Land Registration Act 2002 most documents (including this form) kept by the registrar relating to an application to the registrar or referred to in the register are open to public inspection and copying. If you believe a document contains prejudicial information, you may apply for that part of the document to be made exempt using Form EX1, under rule 136 of the Land Registration Rules 2003.